EXHIBIT 99.2


3A1

Balance  $95,000,000     Delay          24           WAC(1)                6.220
Coupon   4.5380          Dated          1/1/2004     WAM(1)                  358
Settle   1/30/2004       First Payment  2/25/2004    Target Reset Margin:  1.750


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - 1.416951, ELSE GROUP 3 NWAC - .803


                               10 CPR           15 CPR           20 CPR           25 CPR            30 CPR           40 CPR
          100-24                4.266            4.223            4.176            4.123             4.062            3.916
          100-25                4.257            4.213            4.164            4.109             4.047            3.896
          100-26                4.247            4.202            4.152            4.096             4.032            3.877
          100-27                4.238            4.192            4.140            4.082             4.016            3.857
          100-28                4.228            4.181            4.128            4.069             4.001            3.838
          100-29                4.219            4.170            4.116            4.055             3.986            3.818
          100-30                4.210            4.160            4.104            4.042             3.970            3.799
          100-31                4.200            4.149            4.092            4.028             3.955            3.779
          101-00                4.191            4.139            4.080            4.015             3.940            3.759
          101-01                4.182            4.128            4.069            4.001             3.925            3.740
          101-02                4.172            4.117            4.057            3.988             3.909            3.720
          101-03                4.163            4.107            4.045            3.974             3.894            3.701
          101-04                4.154            4.096            4.033            3.961             3.879            3.682
          101-05                4.144            4.086            4.021            3.947             3.864            3.662
          101-06                4.135            4.075            4.009            3.934             3.848            3.643
          101-07                4.126            4.065            3.997            3.920             3.833            3.623
          101-08                4.116            4.054            3.985            3.907             3.818            3.604
             WAL                 3.69             3.24             2.85             2.51              2.20             1.70
        Mod Durn                3.299            2.913            2.579            2.283             2.019            1.580
Principal Window            Feb04 - Nov08    Feb04 - Nov08    Feb04 - Nov08    Feb04 - Nov08     Feb04 - Nov08    Feb04 - Nov08
       LIBOR_6MO                1.213            1.213            1.213            1.213             1.213            1.213


                                 50 CPR          60 CPR           70 CPR
           100-24                 3.718           3.459            3.135
           100-25                 3.693           3.426            3.092
           100-26                 3.668           3.393            3.050
           100-27                 3.642           3.360            3.008
           100-28                 3.617           3.327            2.965
           100-29                 3.592           3.294            2.923
           100-30                 3.566           3.262            2.881
           100-31                 3.541           3.229            2.839
           101-00                 3.516           3.196            2.796
           101-01                 3.491           3.163            2.754
           101-02                 3.465           3.130            2.712
           101-03                 3.440           3.098            2.670
           101-04                 3.415           3.065            2.628
           101-05                 3.390           3.032            2.586
           101-06                 3.365           3.000            2.544
           101-07                 3.340           2.967            2.502
           101-08                 3.314           2.934            2.460
              WAL                  1.29            0.98             0.75
         Mod Durn                 1.221           0.940            0.731
 Principal Window             Feb04 - May08   Feb04 - May07    Feb04 - Jul06
        LIBOR_6MO                 1.213           1.213            1.213



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